 Exhibit (a)(1)(B)
Letter of Transmittal to Tender Shares of Common Stock
of
MIROMATRIX MEDICAL INC.
at
$3.25 per share in cash, plus one contingent value right per share, which represents the contractual right to receive a contingent payment of $1.75 in cash upon the achievement of a specified milestone, pursuant to the Offer to Purchase dated November 13, 2023, by
MORPHEUS SUBSIDIARY INC.,
a wholly owned subsidiary of
UNITED THERAPEUTICS CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE AFTER 11:59 P.M., NEW YORK CITY TIME, ON DECEMBER 11, 2023, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED OR EARLIER TERMINATED, THE “EXPIRATION DATE AND TIME”).

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please Fill in Exactly as Name(s) Appear(s) on Share Certificate(s), if applicable) (Attach Additional List, if Necessary)	Certificated Shares			Book Entry Shares Tendered
	Share Certificate Number(s)*	Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

Total Shares

*
Need not be completed by stockholders tendering by book-entry transfer.

**
Unless otherwise indicated, all Shares described in the chart above delivered to the Tender Offer Agent will be deemed to have been tendered. See Instruction 5.

☐
CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 8. Please fill out the remainder of this Letter of Transmittal and indicate here the number of Shares represented by the lost, stolen or destroyed certificates.         (Number of Shares)

You have received this Letter of Transmittal (the “Letter of Transmittal”) in connection with the offer by Morpheus Subsidiary Inc., a Delaware corporation (“Purchaser”) and a wholly owned subsidiary of United Therapeutics Corporation, a Delaware public benefit corporation (“Parent”), to purchase all of the outstanding shares of common stock, par value $0.00001 per share (the “Shares”), of Miromatrix Medical Inc., a Delaware corporation (the “Company”), in exchange for (i) $3.25 per Share in cash (the “Cash Consideration”), plus (ii) one contractual contingent value right (each, a “CVR”) per Share, representing the right to receive a contingent payment of $1.75 in cash upon the achievement of a specified milestone on or prior to December 31, 2025, subject to and in accordance with the terms of a contingent value rights agreement (the “CVR Agreement”) to be entered into with Continental Stock Transfer & Trust Company (the “Tender Offer Agent”) or another rights agent mutually agreeable to Parent and the Company (the Cash Consideration plus one CVR, collectively, the “Offer Consideration”), in each case, without interest and less any required withholding taxes, as described in the Offer to Purchase, dated November 13, 2023 (the “Offer to Purchase”, which, together with this Letter of Transmittal, the related Notice of Guaranteed

Delivery and other related materials, as each may be amended, supplemented or otherwise modified from time to time, collectively constitute the “Offer”).
Delivery of Documents to the Tender Offer Agent may be made as follows:
Continental Stock Transfer & Trust Company
By secure upload (Citrix): https://cstt.citrixdata.com/r-r90f6436ef4734e7ba7546ecb44145e94
By Mail or Overnight Courier:
By Facsimile Transmission
(for eligible institutions only):
212-616-7610
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Corporate Actions Department (Miromatrix)

Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, NY 10004 Attention: Corporate Actions Department (Miromatrix)
This document should be read in conjunction with the Offer to Purchase. All terms and conditions contained in the Offer to Purchase are deemed to be incorporated in and form part of this Letter of Transmittal. Terms used but not defined in this Letter of Transmittal have the meanings given to them in the Offer to Purchase. In the event of an inconsistency between the terms and procedures in this Letter of Transmittal or the Notice of Guaranteed Delivery (the “Notice of Guaranteed Delivery”) and the Offer to Purchase, the terms and procedures in the Offer to Purchase shall govern.
You should read carefully the instructions set forth herein before you complete this Letter of Transmittal. You may request assistance or additional copies of the Offer to Purchase and this Letter of Transmittal from the Information Agent at:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders May Call Toll Free: (877) 456-3463
Banks and Brokers May Call Collect: (212) 750-5833
If you wish to accept the Offer and tender any or all of your Shares, deliver this Letter of Transmittal properly completed and duly executed, and all other required documents, to the Tender Offer Agent at its address or secure upload link set forth above as soon as possible and in any event before the Expiration Date and Time. Note that, in some circumstances, your signature on the Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Security Transfer Agents Medallion Program or any other “eligible guarantor institution”.
Do not detach any part of this form.
If you hold your Shares through a broker, dealer, commercial bank, trust company or other nominee, you must contact that institution and have that institution tender your Shares on your behalf, such that they are received by the Tender Offer Agent before the Expiration Date and Time. Such institutions are likely to establish cutoff times and dates earlier than the Expiration Date and Time to receive instructions to tender Shares into the Offer. You should contact your broker, dealer, commercial bank, trust company or other nominee to determine the cutoff time and date that is applicable to you and any fees that may be assessed by your broker, dealer, commercial bank, trust company or other nominee in connection with tendering your Shares.
If you cannot get any document or instrument that is required to be delivered to the Tender Offer Agent by the Expiration Date and Time, you may get additional time to do so by having a broker, dealer, commercial bank, trust company or other nominee that is a member of the Securities Transfer Agents Medallion Program or other eligible institution guarantee that the missing items will be received by the Tender Offer Agent within two Nasdaq trading days after the date of execution of the Notice of Guaranteed Delivery, attached as Exhibit (a)(1)(C) to the Schedule TO filed by Purchaser and Parent.
DO NOT DELIVER ANY DOCUMENTS TO PURCHASER, PARENT, THE INFORMATION AGENT OR THE DEPOSITORY TRUST COMPANY (“DTC”). DELIVERY OF THIS LETTER OF TRANSMITTAL OR ANY OTHER REQUIRED DOCUMENTS TO PURCHASER, PARENT, THE INFORMATION AGENT OR DTC DOES NOT CONSTITUTE A VALID TENDER.
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR SECURE UPLOAD LINK OTHER THAN THE ADDRESS OR SECURE UPLOAD LINK SET FORTH ABOVE FOR THE TENDER OFFER AGENT OR TRANSMISSIONS OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE FOR THE TENDER OFFER AGENT DOES NOT CONSTITUTE A VALID DELIVERY.
YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW, WITH A SIGNATURE GUARANTEE, IF REQUIRED, AND COMPLETE THE IRS FORM W-9 (OR AS APPLICABLE, IRS FORM W-8) SET FORTH BELOW.
This Letter of Transmittal is to be completed by stockholders either (i) if certificates representing Shares are to be forwarded herewith or, (ii) (unless an Agent’s Message (as defined in Instruction 2) is utilized) if delivery is to be made by book-entry transfer to the account maintained by the Tender Offer Agent at DTC, pursuant to the procedures set forth in Section 3 of the Offer to Purchase entitled “PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES”. Stockholders whose certificates are not immediately available, or who cannot deliver their certificates or confirmation of the book-entry transfer of their Shares into the Tender Offer Agent’s account at DTC (“Book-Entry Confirmation”) and all other documents required hereby to the Tender Offer Agent at or prior to the Expiration Date and Time, must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase entitled “PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES”. See Instruction 2. Shares tendered by Notice of Guaranteed Delivery will be excluded from the calculation of the Minimum Condition (as defined in the Offer to Purchase) unless such Shares and other documents are received by the Tender Offer Agent by the Expiration Date and Time.
The Offer is not being made to (nor will tenders of Shares be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so. In any jurisdictions where applicable laws or regulations require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Purchaser by one or more registered brokers or dealers licensed under the laws or regulations of such jurisdiction to be designated by Purchaser.
☐
CHECK HERE IF YOU ARE ENCLOSING YOUR TENDERED CERTIFICATES WITH THIS LETTER OF TRANSMITTAL.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE TENDER OFFER AGENT AT DTC, AND COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
Account Number:	Transaction Code Number:

PLEASE NOTE — IF YOU HOLD YOUR SHARES IN BOOK-ENTRY FORM AT DTC, YOU ARE NOT OBLIGATED TO SUBMIT THIS LETTER OF TRANSMITTAL BUT YOU MUST (1) SUBMIT AN AGENT’S MESSAGE AND (2) DELIVER YOUR SHARES INTO THE TENDER OFFER AGENT’S ACCOUNT AT DTC IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE OFFER TO PURCHASE IN ORDER TO TENDER YOUR SHARES.
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TENDER OFFER AGENT, AND COMPLETE THE FOLLOWING:

Names(s) of Registered Holder(s):
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution that Guaranteed Delivery:
You must sign this Letter of Transmittal in the appropriate space provided below and complete the enclosed Internal Revenue Service (“IRS”) Form W-9, or, if you are a stockholder that is not a U.S. person for U.S. federal income tax purposes (as defined below in “Backup Withholding; IRS Forms”), provide an appropriate and properly completed IRS Form W-8, available from the Tender Offer Agent or the IRS website at http://www.irs.gov. Stockholders that are not U.S. persons or that have questions regarding their status for U.S. federal income tax purposes should consult their tax advisors to determine which IRS Form is appropriate.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY
Ladies and Gentlemen:
The undersigned hereby tenders to Morpheus Subsidiary Inc., a Delaware corporation (“Purchaser”) and a wholly owned subsidiary of United Therapeutics Corporation, a Delaware public benefit corporation (“Parent”), the above-described shares of common stock, par value $0.00001 per share (the “Shares”), of Miromatrix Medical Inc., a Delaware corporation (the “Company”), in exchange for (i) $3.25 per Share in cash (the “Cash Consideration”), plus (ii) one contractual contingent value right (each, a “CVR”) per Share, representing the right to receive a contingent payment of $1.75 in cash upon the achievement of a specified milestone on or prior to December 31, 2025, subject to and in accordance with the terms of a contingent value rights agreement (the “CVR Agreement”) to be entered into with Continental Stock Transfer & Trust Company or another rights agent mutually agreeable to Parent and the Company (the “Rights Agent”) (the Cash Consideration plus one CVR, collectively, the “Offer Consideration”), in each case, without interest and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 13, 2023 (the “Offer to Purchase”), receipt of which is hereby acknowledged, this Letter of Transmittal (this “Letter of Transmittal”) and the related Notice of Guaranteed Delivery (the “Notice of Guaranteed Delivery”) (which three documents, together with other related materials, as each may be amended, supplemented or otherwise modified from time to time, collectively constitute the “Offer”).
Subject to, and effective upon, acceptance for payment of and payment for Shares validly tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, Purchaser all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) and irrevocably appoints the Tender Offer Agent (or any other entity designated by Purchaser) and its directors, officers, employees and agents (and each and any of the foregoing) as the true and lawful agents and attorneys-in-fact (in each case, acting individually or with one or much such other agents or attorneys-in-fact) of the undersigned with respect to such Shares (and any and all other Shares or securities or rights issued or issuable in respect of such Shares), with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Shares (and any such other Shares or securities or rights), or transfer ownership of such Shares (and any and all other Shares or securities or rights issued or issuable in respect of such Shares) on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Tender Offer Agent, as the undersigned’s agent, of the Offer Consideration (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares (and any such other Shares or securities or rights) for registration and transfer on the books of the Company, (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer, and (d) complete and execute any and all form(s) of transfer and other document(s) as may be necessary or required, at the discretion of such attorney-in-fact, in order to transfer those Shares validly tendered and not validly withdrawn, into Purchaser’s name or into the name of such other person(s) as Purchaser may direct, and to deliver such form(s) of transfer and other document(s) as may be required, together with other document(s) of title relating to such Shares, and to do all such other acts and things as may in the opinion of such attorney-in-fact be necessary or required for the purpose of, or in connection with, the acceptance of the Offer, and to vest title to the Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) in Purchaser or its nominees as aforesaid.
The undersigned hereby irrevocably appoints Purchaser and any designee of Purchaser and their respective directors, officers, employees and agents (and each and any of the foregoing) as the true and lawful attorneys-in-fact and proxies (in each case, acting individually or with one or much such other attorneys-in-fact or proxies) of the undersigned, each with full power of substitution and re-substitution, to vote in such manner as any such attorney-in-fact and proxy or its substitute shall, in its sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action (and any and all other

Shares or securities or rights issued or issuable in respect of such Shares), which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by consent in lieu of any such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) tendered hereby, is irrevocable, is granted in consideration of, and is effective upon, the acceptance for payment of such Shares (and any and all other Shares or securities or rights issued or issuable in respect of such Shares) by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned at any time with respect to such Shares (and any and all other Shares or securities or rights issued or issuable in respect of such Shares) and no subsequent proxies will be given (and if given will be deemed to be ineffective) with respect thereto by the undersigned.
The undersigned hereby irrevocably undertakes, represents, warrants and agrees (so as to bind the undersigned and its, his or her personal representatives, heirs, successors and assigns) as follows:
(a)
that the undersigned has the full power and authority to tender, sell, assign and transfer the Shares tendered (and any and all other Shares or securities or rights issued or issuable in respect of such Shares), and that Purchaser’s acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement containing the terms and conditions of the Offer, as between Purchaser and the tendering stockholder;

(b)
that the tendering of Shares hereby, and the execution of this Letter of Transmittal, shall constitute: (i) an acceptance of the Offer in respect of the number of Shares identified herein, (ii) an undertaking to execute all further documents and give all further assurances which may be required to enable Purchaser to obtain the full benefit of and to obtain title to the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares), and (iii) that the undersigned’s acceptance shall be irrevocable, subject to the undersigned not having validly withdrawn such acceptance;

(c)
that the Shares tendered hereby (and any and all other Shares or securities or rights issued or issuable in respect of such Shares) are fully paid and non-assessable, sold free from all liens, equities, charges and encumbrances and together with all rights attaching thereto, including voting rights and the right to all dividends or other distributions having a record date after such Shares have been accepted for purchase in accordance herewith;

(d)
that the tendering of Shares hereby, and the execution of this Letter of Transmittal, constitutes the irrevocable appointment of the Tender Offer Agent and its directors, officers, employees and agents as such holder’s attorney-in-fact and an irrevocable instruction to the attorney-in-fact to complete and execute any and all form(s) of transfer and other document(s) as may be necessary or required, at the discretion of the attorney-in-fact, in order to transfer those Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) validly tendered and not validly withdrawn, in Purchaser’s name or in the name of such other person(s) as Purchaser may direct, and to deliver such form(s) of transfer and other document(s) as may be required, together with other document(s) of title relating to such Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares), and to do all such other acts and things as may in the opinion of the attorney-in-fact be necessary or required for the purpose of, or in connection with, the acceptance of the Offer, and to vest title to the Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) in Purchaser or its nominees as aforesaid;

(e)
that the tendering of Shares hereby, and the execution of this Letter of Transmittal, constitutes, subject to the undersigned not having validly withdrawn its tender, an irrevocable authority and request (i) to Purchaser and its directors, officers and agents, to cause the registration of the transfer of the Shares pursuant to the Offer and the delivery of any and all document(s) of title in respect thereof to Purchaser or its nominees and (ii) to Purchaser or Purchaser’s agents, to act upon any instructions with regard to notices and payments that have been recorded in the records of Purchaser regarding such holder’s Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares); and

(f)
that Section 3 of the Offer to Purchase, entitled “PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES”, is incorporated in and forms part of this Letter of Transmittal.

The undersigned, upon request, will execute and deliver any additional documents deemed by the Tender Offer Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any such other Shares or securities or rights).
No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase entitled “PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES” and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.
The undersigned hereby affirms its understanding that the Tender Offer Agent will act as agent for all tendering stockholders for the purpose of (i) receiving payment from Purchaser for tendered Shares and (ii) transmitting such payments to the tendering stockholders. Accordingly, upon Purchaser’s deposit with the Tender Offer Agent of the aggregate Cash Consideration required to consummate the Offer, Purchaser’s obligation to pay the Cash Consideration for the Shares will be satisfied, and tendering stockholders must thereafter look solely to the Tender Offer Agent for payment of the Cash Consideration owed to them by reason of the acceptance of Shares pursuant to the Offer.
The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.
The undersigned understands that the CVRs will not be transferable except:
•
upon the holder’s death, by will or intestacy;

•
by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustor;

•
pursuant to a court order;

•
by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity;

•
with respect to CVRs held in book-entry or other similar nominee form, from a nominee to a beneficial owner and, if applicable, through an intermediary, as allowable, by DTC;

•
from the account of a participant in a tax-qualified employee benefit plan to the participant or to such participant’s account in a different tax-qualified employee benefit plan or to a tax-qualified individual retirement account for the benefit of such participant; or

•
from a participant in a tax-qualified employee benefit plan, who received the CVRs from such participant’s account in such tax-qualified employee benefit plan, to such participant’s account in a different tax-qualified employee benefit plan or to a tax-qualified individual retirement account for the benefit of such participant.

The undersigned further understands that the CVRs will not have any voting or dividend rights, or accrue interest, and will not represent any equity or ownership interests in Purchaser, Parent or the Company. The undersigned understands that the CVRs will be registered in the name of the undersigned.
Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the Cash Consideration (less the amount of any withholding tax required to be withheld) in the name(s) of the registered stockholder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Cash Consideration (less the amount of any withholding tax required to be withheld) to the registered holder(s) appearing under “Description of Shares Tendered” at the address shown below such registered stockholder(s) name(s). In the event that either or both of the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Cash Consideration in the name(s) of, and deliver such check to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such stockholder’s account maintained at DTC. Subject to the terms of the CVR Agreement, please make all payments regarding the CVRs as directed herein for payment of the Cash Consideration and enter in the CVR register to be maintained by the Rights Agent pursuant to the CVR Agreement the name(s) and address(es) appearing on the cover page of this Letter of Transmittal for each registered holder. The undersigned recognizes that Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered stockholder(s) thereof if Purchaser does not accept for payment any Shares so tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 6, 7 and 13)
To be completed ONLY if the check for the Cash Consideration (less any required withholding taxes) for Shares accepted for payment is to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.
☐ Issue check to:
Name:	(Please Print)
Address:

(Zip Code)
(Taxpayer Identification No.)
☐ Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.
(DTC Account Number)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7 and 13)
To be completed ONLY if the check for the Cash Consideration (less any required withholding taxes) for Shares accepted for payment is to be mailed to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.
Mail check to:
Name:	(Please Print)
Address:

(Zip Code)
(Taxpayer Identification No.)

IMPORTANT
STOCKHOLDER: SIGN HERE
(Please complete and return the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable)

Signature(s) of Owners
Dated , 202
Name(s)
(Please Print)
Capacity (Full Title)
Address
(Include Zip Code)
Area Code and Telephone Number
(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)
Guarantee of Signature(s)
(If required, see Instructions 1 and 6)
FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.
Authorized Signature(s)
Name
Name of Firm
Address
(Include Zip Code)
Area Code and Telephone Number
Dated            , 202

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1.   Guarantee of Signatures.
No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered stockholder(s) (which term, for purposes of this document, shall include any DTC participant whose name appears on a security position listing as the owner of Shares) whose Shares are tendered herewith, unless such stockholder has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal, or (ii) if the Shares tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution” and collectively, “Eligible Institutions”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 6.
2.   Delivery of Letter of Transmittal and Certificates.
This Letter of Transmittal is to be completed by stockholders either (i) if certificates representing Shares are to be forwarded herewith to the Tender Offer Agent or (ii) unless an Agent’s Message (as defined below) is utilized, if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase entitled “PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES”. Certificates representing all physically tendered Shares, or any Book-Entry Confirmation of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in connection with a book-entry transfer of uncertificated Shares held through DTC, an Agent’s Message) and any other documents required by this Letter of Transmittal must be received by the Tender Offer Agent at its address or secure upload link set forth herein on or prior to the Expiration Date and Time. If a stockholder’s certificate(s) representing Shares are not immediately available (or the procedure for the book-entry transfer cannot be completed on a timely basis) or time will not permit all required documents to reach the Tender Offer Agent on or prior to the Expiration Date and Time, such stockholder’s Shares may nevertheless be tendered if the procedures for guaranteed delivery set forth in Section 3 of the Offer to Purchase entitled “PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES” are followed. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Tender Offer Agent on or prior to the Expiration Date and Time, and (iii) the certificates representing all tendered Shares, in proper form for transfer, or Book-Entry Confirmation of Shares, as the case may be, in each case, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in connection with a book-entry transfer of uncertificated Shares held through DTC, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Tender Offer Agent within two Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase entitled “PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES”. Shares tendered by Notice of Guaranteed Delivery will be excluded from the calculation of the Minimum Condition (as defined in the Offer to Purchase) unless such Shares and other documents are received by the Tender Offer Agent by the Expiration Date and Time.
The term “Agent’s Message” means a message transmitted through electronic means by DTC to, and received by, the Tender Offer Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering Shares that such participant has received, and agrees to be bound by, this Letter of Transmittal. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC’S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE TENDER OFFER AGENT.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE TENDER OFFER AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
3.   No Alternative, Conditional or Contingent Tenders.
No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased by Purchaser in the Offer. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.
4.   Inadequate Space.
If the space provided in the Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.
5.   Partial Tenders (Not Applicable to Stockholders Who Tender Shares by Book-Entry Transfer).
If fewer than all Shares represented by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered”. In such case, new certificate(s) representing the remainder of Shares that were represented by the old certificate(s) will be sent to the registered stockholder(s) as soon as practicable after the Expiration Date and Time. All Shares represented by certificate(s) delivered to the Tender Offer Agent will be deemed to have been tendered unless otherwise indicated.
6.   Signatures on Letter of Transmittal, Stock Powers and Endorsements.
If this Letter of Transmittal is signed by the registered stockholder(s) of Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificate(s) without alteration, enlargement or any change whatsoever. If any of Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
If this Letter of Transmittal is signed by the registered stockholder(s) of Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be issued to a person other than the registered stockholder(s) (in which case, signatures on such certificates or stock powers must be guaranteed by an Eligible Institution).
If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser and Tender Offer Agent of such person’s authority so to act must be submitted.
If this Letter of Transmittal is signed by a person other than the registered stockholder(s) of Shares tendered hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered stockholder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.
7.   Special Payment and Delivery Instructions.
If a check for the aggregate Cash Consideration for all Shares accepted for payment is to be issued to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. See the boxes above entitled “Special Payment Instructions” or “Special Delivery

Instructions”, as applicable. Stockholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.
8.   Lost, Destroyed, Mutilated or Stolen Certificates.
If any certificate(s) representing Shares has been lost, destroyed, mutilated or stolen, the stockholder should promptly contact the Information Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, mutilated or stolen certificates have been followed.
9.   Conditions for Completion of the Offer; Waiver.
Purchaser is not required to accept for payment nor, subject to any applicable rules and regulations of the U.S. Securities and Exchange Commission, required to pay for any tendered Shares unless the conditions set forth in Section 15 of the Offer to Purchase entitled “CONDITIONS OF THE OFFER” (collectively, the “Offer Conditions”) are satisfied or waived in accordance therewith. Purchaser and Parent expressly reserve the right, in their sole discretion, to waive any Offer Condition (other than the Minimum Condition) subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the U.S. Securities and Exchange Commission.
Purchaser is not obligated and does not intend to extend the Offer beyond the Expiration Date and Time. However, Purchaser is required or permitted to extend the Offer under certain circumstances, as further described in Section 1 of the Offer to Purchase entitled “TERMS OF THE OFFER”.
10.   Determination of Validity.
All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tendered Shares will be determined by Purchaser, in its sole discretion. Purchaser reserves the absolute right to reject any or all tenders of any Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) that it determines are not in appropriate form or the acceptance for payment of or payment for which may, in its opinion, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in any tender with respect to any particular Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) or any particular stockholder. No tender of Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) will be deemed to have been validly made until all defects or irregularities relating thereto have been expressly waived or cured to the satisfaction of Purchaser. THE UNDERSIGNED UNDERSTANDS THAT, SUBJECT TO THE TERMS OF THE MERGER AGREEMENT, PURCHASER’S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER (INCLUDING THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. ALL QUESTIONS AS TO THE FORM OF DOCUMENTS AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR PAYMENT OF ANY SHARES WILL BE DETERMINED BY PURCHASER IN ITS DISCRETION, WHICH DETERMINATION WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. None of Purchaser, Parent, the Tender Offer Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.
11.   Requests for Assistance or Additional Copies.
Requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the IRS Form W-9 may be obtained from the Information Agent at its address set forth below or from your broker, dealer, commercial bank, trust company or other nominee.

12.   Withdrawals.
Tenders of Shares made pursuant to the Offer are irrevocable except as otherwise provided here and as further described in Section 4 of the Offer to Purchase entitled “WITHDRAWAL RIGHTS”. A stockholder may withdraw Shares that it has previously tendered pursuant to the Offer pursuant to the procedures set forth below at any time prior to the Expiration Date and Time. Thereafter, tenders of Shares are irrevocable, except that if Purchaser has not accepted the Shares for payment by January 12, 2024, the 60th day after commencement of the Offer, you may withdraw them at any time after January 12, 2024, until Purchaser accepts your Shares for payment.
Purchaser expects to accept for payment and thereafter pay for all Shares validly tendered into the Offer and not validly withdrawn as soon as practicable following the Expiration Date and Time.
Withdrawals of tenders of Shares may not be rescinded, and Shares properly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, withdrawn Shares may be retendered at any time before the Expiration Date and Time.
All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by Purchaser, in its sole discretion. None of Purchaser, Parent, the Tender Offer Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.
13.   Stock Transfer Taxes
Except as otherwise provided in this Instruction 13, Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or to its order pursuant to the Offer. If, however, consideration is to be paid to, or Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered stockholder(s), if tendered certificate(s) for Share(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, Purchaser will not be responsible for any stock transfer or similar taxes (whether imposed on the registered holder(s) or such other person(s) or otherwise) payable on account of the transfer to such other person(s) and no consideration shall be paid in respect of such Share(s) unless evidence satisfactory to Purchaser of the payment of such taxes, or the inapplicability of such taxes, is submitted.
14.   Backup Withholding; IRS Forms
Under U.S. federal income tax laws, unless certain certification requirements are met, the Tender Offer Agent generally will be required to withhold at the applicable backup withholding rate (currently, 24%) from any payments made to certain stockholders pursuant to the Offer. In such cases, in order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Tender Offer Agent with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by properly completing the enclosed IRS Form W-9 as described in the enclosed instructions to IRS Form W-9, or if such stockholder or payee is not a U.S. person for U.S. federal income tax purposes, by submitting an appropriate and properly completed IRS Form W-8, available from the Tender Offer Agent or the IRS website at http://www.irs.gov, in each case, in accordance with the appropriate instructions. Stockholders that are not U.S. persons or that have questions regarding their status for U.S. federal income tax purposes should consult their tax advisors to determine which IRS Form is appropriate.
For U.S. federal tax purposes, a holder is considered a U.S. person if the holder is: (1) a citizen or individual resident of the United States, (2) a partnership, corporation, or entity treated as a partnership or corporation, organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) a trust that (i) is subject to (a) the primary supervision of a court within the United States and (b) the authority of one or more U.S. persons to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person or (4) an estate that is subject to U.S. federal income tax on its income regardless of its source.

Certain stockholders or payees (including, among others, all corporations and certain foreign persons) are not subject to backup withholding. Such stockholders should nevertheless properly complete the enclosed IRS Form W-9 to avoid possible erroneous backup withholding or submit to the Tender Offer Agent an appropriate and properly completed IRS Form W-8 signed under penalties of perjury, attesting to the exempt status of such stockholders or payees (whichever is applicable). IRS Forms W-8 are available from the Tender Offer Agent or the IRS website at http://www.irs.gov. Please review the instructions on the enclosed IRS Form W-9 or appropriate IRS Form W-8 for additional guidance on which stockholders are exempt from backup withholding.
Failure to properly complete the enclosed IRS Form W-9 or to submit an appropriate and properly completed IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but will require the Tender Offer Agent to withhold from any payments made pursuant to the Offer.
Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS. Failure to properly complete and return the enclosed IRS Form W-9 or an applicable IRS Form W-8 will result in backup withholding from any payments made to you pursuant to the Offer. IRS Forms W-9 and W-8 are available from the Tender Offer Agent or the IRS website at http://www.irs.gov. Stockholders should consult their tax advisors to determine which such IRS Form is appropriate.
For a discussion of certain U.S. federal income tax consequences of the Offer, see Section 5 of the Offer to Purchase entitled “MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES”.
15.   Tender Constitutes an Agreement.
The tender of Shares pursuant to any one of the procedures described above will constitute your acceptance of the Offer, as well as your representation and warranty with respect to each of the matters set forth above (including, without limitation, your representation and warranty that you have the full power and authority to tender, sell, assign and transfer the Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) tendered). Purchaser’s acceptance for payment of Shares tendered by you pursuant to the Offer will constitute a binding agreement between you and Purchaser with respect to such Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares), upon the terms and subject to the conditions of the Offer.
***
IMPORTANT:   This Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other required documents, must be received by the Tender Offer Agent before the Expiration Date and Time or the tendering stockholders must comply with the procedures for guaranteed delivery.
Questions or requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and any other documents may be directed to the Information Agent at its address and telephone number set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders May Call Toll Free: (877) 456-3463
Banks and Brokers May Call Collect:
(212) 750-5833

Form **W-9**
(Rev. October 2018)

Request for Taxpayer Identification Number and Certification

▸ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.:

☐ Individual/sole proprietor or single member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▸

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▸

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting

code (if any) ________________

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note. If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

or

Employer identification number

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▸** **Date ▸**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and
4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the instructions for Part II for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Form W-9 (Rev. 10-2018) Page 3

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a) 11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

See Form 1099-MISC, Miscellaneous Income, and its instructions.

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.